UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2021

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Century Communities, Inc. (the “Company”) held its 2021 annual meeting of stockholders on May 5, 2021 (the “Annual Meeting”).  As of the close of business on March 12, 2021, the record date for the Annual Meeting, there were 33,708,286 shares of Company common stock outstanding and entitled to vote at the Annual Meeting.  Each share of Company common stock was entitled to one vote. Stockholders holding an aggregate of 31,277,731 shares of Company common stock entitled to vote at the Annual Meeting, representing 92.78% of the outstanding shares of Company common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 23, 2021.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -
Election of Directors.  The six director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Dale Francescon	29,513,884	336,972	49,629	1,377,246
Robert J. Francescon	29,802,242	91,589	6,654	1,377,246
Patricia L. Arvielo	29,837,272	58,555	4,658	1,377,246
John P. Box	27,337,152	2,558,356	4,977	1,377,246
Keith R. Guericke	28,522,849	1,372,685	4,951	1,377,246
James M. Lippman	28,492,233	1,403,257	4,995	1,377,246

Proposal No. 2 -
Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,849,482	423,066	5,183	0

Proposal No. 3-	Advisory Vote on Executive Compensation. Our executive compensation was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,682,367	728,912	489,206	1,377,246

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2021	CENTURY COMMUNITIES, INC.

	By:	/s/ David L. Messenger
	Name:	David L. Messenger
	Title:	Chief Financial Officer and Secretary